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                                                                  EXHIBIT 10.9



                           STANADYNE AUTOMOTIVE CORP.


                          SUPPLEMENTAL RETIREMENT PLAN


                           (EFFECTIVE JANUARY 1, 1992)
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                                TABLE OF CONTENTS

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         ARTICLE I Definitions..................................................................................  1


         ARTICLE II Purpose and Nature of the Plan..............................................................  2

2.1      Purpose................................................................................................  2

2.2      Nature.................................................................................................  2

2.3      No Trust Fund or Segregation of Assets Required........................................................  2


         ARTICLE III Eligibility and Participation..............................................................  3

3.1      Eligibility............................................................................................  3

3.2      Duration...............................................................................................  3

3.3      Death Benefits.........................................................................................  3


         ARTICLE IV Pension Benefits............................................................................  4

4.1      Amount of Benefit......................................................................................  4

4.2      Form and Commencement of Benefit.......................................................................  4

4.3      Beneficiary............................................................................................  5

4.4      Optional Forms.........................................................................................  5

4.5      Non-Alienation.........................................................................................  5

4.6      Claims Procedure.......................................................................................  5


         ARTICLE V Benefits Committee...........................................................................  5

5.1      Fiduciary Status.......................................................................................  5
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
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5.2      Quorum.................................................................................................  6
5.3      Powers of Benefits Committee...........................................................................  6

5.4      Conclusive Effect of Determination.....................................................................  6

5.5      Liability; Indemnification.............................................................................  6

5.6      Compensation...........................................................................................  7

5.7      Company to Provide Information.........................................................................  7

5.8      Availability of Reports................................................................................  8

5.9      Conflicts of Interest..................................................................................  8


         ARTICLE VI General Provisions..........................................................................  8

6.1      Benefits Payable by Company............................................................................  8

6.2      Effect on Other Plans..................................................................................  8

6.3      Amendment or Termination...............................................................................  9

6.4      Severability...........................................................................................  9

6.5      Status of Employment...................................................................................  9

6.6      Payments to Incompetents...............................................................................  9

6.7      Governing Law.......................................................................................... 10


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                                    ARTICLE I

                                   DEFINITIONS

                  Unless otherwise required by the context, the following terms shall have the following meanings for purposes of this Plan and any amendments thereto.

                  "Affiliate" has the same meaning as in Article I of the Pension Plan.

                  "Benefits Committee" means the members of the Retirement Plan Committee under the Pension Plan or other persons appointed by the Board of Directors who are responsible for the administration of the Plan in accordance with Article V.

                  "BEP" means the Stanadyne Automotive Corp. Benefit Equalization Plan, as amended from time to time.

                  "Board" means the Board of Directors of the Company as constituted from time to time.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Company" means Stanadyne Automotive Corp. and subsidiaries or any predecessor or successor thereto.

                  "Compensation" means the annual compensation of an Eligible Employee taken into account under the Pension Plan.

                  "Effective Date" means January 1, 1992.

                  "Eligible Employee" means any employee of the Company or an Affiliate who is a participant in the Pension Plan and who is designated to be eligible to participate in this Plan by the Benefits Committee or its designee.

                  "Participant" means an Eligible Employee, upon entry to the Plan.
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                  "Pension Plan" means the Stanadyne Automotive Corp. Salaried
Pension Plan, as amended from time to time.

                  "Plan" means the Stanadyne Automotive Corp. Supplemental Retirement Plan, as amended from time to time.

                  "Plan Year" means any calendar year or part thereof within which the Plan is in effect.

                  Where applicable, words used in the masculine herein shall be read and construed in the feminine and words used in the feminine herein shall be read and construed in the masculine. Also, as used herein, singular pronouns shall include the plural or vice versa. Any reference to a "Section" or "Article" shall mean the indicated section or article of this Plan and any reference to a section, article or definition of the Pension Plan shall mean the indicated section, article or definition of the Pension Plan.


                                   ARTICLE II

                         PURPOSE AND NATURE OF THE PLAN

2.1      Purpose

         The purpose of this Plan is to provide retirement income benefits in excess of those permitted from time to time under Code Section 401(a) for qualified retirement plans.

2.2      Nature

         The Plan is intended to be an unfunded, nonqualified plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201(2),
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         301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act
         of 1974, as amended. In the event it is ultimately determined that a Participant is neither one of the select group of management employees or highly compensated employees, he shall cease to participate in the Plan.

2.3      No Trust Fund or Segregation of Assets Required

         Neither the Company, the Benefits Committee, nor its individual members, shall segregate or otherwise identify specific assets to be applied to the purposes of the Plan, nor shall any of them be deemed to be trustee of any amounts to be paid under the Plan. Any liability of the Company to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Company, as the case may be. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Company.
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                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

3.1      Eligibility

         Each Eligible Employee shall become a Participant when his Compensation exceeds the maximum amount of Compensation that may be taken into account under the Pension Plan under Code Section 401(a) and/or the amount of benefit he would have received under the Pension Plan is reduced because the Plan is redesigned to comply with the Tax Reform Act of 1986 and any regulations promulgated thereunder, including, without limitation, the regulations under the Code with respect to nondiscrimination under Code Section 401(a)(4) and coverage under Code
         Section 410(b).

3.2      Duration

         Each Participant shall remain a Participant until there are no longer any benefits payable in accordance with the benefit payment provisions of the Pension Plan.

3.3      Death Benefits

         The Participant's spouse, who would be entitled to a retirement, death or other benefit in accordance with the provisions of the Pension Plan upon the death of a Participant, shall be entitled to a benefit hereunder to the same extent that such benefit would otherwise have been payable in accordance with the provisions of the Pension Plan.
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                                   ARTICLE IV

                                PENSION BENEFITS

4.1      Amount of Benefit

         Upon a Participant's retirement, death, disability or other termination of employment, or upon termination of the Pension Plan on or after the Effective Date, a benefit shall be payable equal to (A) less (B), where:

                  (A) is the benefit (whether it be a retirement, death, disability, or termination of employment benefit or benefit upon Pension Plan termination), if any, determined under the applicable provisions of the Pension Plan, as in effect at the time of the Participant's retirement, death, disability or termination of employment, or termination of the Pension Plan, without regard to any limitation on such benefit imposed under said Pension Plan on account of the limitations of Code Sections 401(a) or 415, as modified from time to time, or any successor provisions thereto; and

                  (B) is the sum of (a) plus (b) where (a) is the benefit determined under the applicable provisions of the Pension Plan, (including any benefit from the Stanadayne, Inc. Salaried Pension Plan whether or not such benefit is payable under the Lincoln National Group Annuity Contract Number (GA-5844)), as limited by Code Sections 401(a) and 415, as modified from time to time, or any successor provision thereto; and (b) is the benefit determined under the applicable provisions of the BEP. The difference in benefits under Paragraphs (A) and (B), above, shall be the benefit payable under the terms of this Plan.

4.2      Form and Commencement of Benefit


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         Any benefit payable under the terms of this Plan, shall be paid at the same time, in the same form, pursuant to the same vesting schedule and (except as otherwise provided in Section 4.4), over the same period of time, as the benefit payable under the Pension Plan.

4.3      Beneficiary

         Any benefit payable subsequent to the death of a Participant hereunder shall be paid to the Participant's spouse.

4.4      Optional Forms

         Each available optional form of benefit payment, shall be computed on an actuarial equivalent basis, applying the actuarial assumptions utilized by the Pension Plan.

4.5      Non-Alienation

         No Participant or spouse of a Participant, shall have any right to commute, encumber, transfer or otherwise dispose of or alienate any present or future right or expectancy which he may have at any time to receive payments of benefits hereunder, which benefits and the right thereto are expressly declared to be non-assignable and non-transferable, except to the extent required by law. Any attempt to transfer or assign a benefit, or any rights granted hereunder, by a Participant or his spouse shall, in the sole discretion of the Benefits Committee (after consideration of such facts as it deems pertinent), be grounds for terminating any rights of the Participant, or his spouse, to any portion of the Plan benefits not previously paid.

4.6      Claims Procedure


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         A claim for the benefits hereunder may be made in writing to the
         Benefits Committee; provided, however, that a claim by a Participant for retirement benefits under the Pension Plan, shall be deemed to be a claim hereunder.

                                    ARTICLE V

                               BENEFITS COMMITTEE

5.1      Fiduciary Status

         Neither the Benefits Committee nor its individual members shall be deemed to be a fiduciary with respect to the Plan.

5.2      Quorum

         A majority of the members of the Benefits Committee shall constitute a quorum for any meeting held with respect to the Plan, and the acts of a majority of the members present at any meeting at which a quorum is present, or the acts unanimously approved in writing by all such members, shall be valid acts.

5.3      Powers of Benefits Committee

         The Benefits Committee shall have the power and duty to do all things necessary or convenient to effect the intent and purposes of the Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein, and, by way of amplification and not limitation of the foregoing, the Benefits Committee shall have the power to:


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                  (A) provide rules and regulations for the management,
                  operation and administration of the Plan, and, from time to time, to amend or supplement such rules and regulations;

                  (B) construe the Plan, which construction, as long as made in good faith, shall be final and conclusive upon all parties hereto; and

                  (C) correct any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to carry the same into effect, and it shall be the sole and final judge of when such action shall be appropriate.

5.4      Conclusive Effect of Determination

         The acts and determinations of the Benefits Committee within the powers conferred by the Plan shall be final and conclusive for all purposes of the Plan, and shall not be subject to appeal or review by persons or entities other than the Board of Directors.


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5.5      Liability; Indemnification

         No member of the Benefits Committee shall be directly or indirectly responsible or under any liability by reason of any action or default by him as a member of the Benefits Committee, or the exercise of or failure to exercise any power or discretion as such member; except for his own fraud or willful misconduct. No member of the Benefits Committee shall be liable in any way for the acts or defaults of any other member of the Benefits Committee, or any of its advisors, agents or representatives. The Company shall indemnify and save harmless each member of the Benefits Committee against any and all expense and liabilities arising out of his own membership on the Benefits Committee; except expenses and liabilities arising out of a Benefits Committee member's own fraud or willful misconduct.

5.6      Compensation

         Members of the Benefits Committee who are employees of the Company shall receive no compensation for their services rendered as members of the Benefits Committee. Any other members of the Benefits Committee may receive such reasonable compensation for their services as may be authorized from time to time by the Board of Directors and, except as otherwise provided by this Article, shall be entitled to receive their reasonable expenses incurred in administering the Plan. Any such compensation and expenses, as well as extraordinary expenses authorized by the Board of Directors, shall be paid by the Company.

5.7      Company to Provide Information


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         The Company shall furnish to the Benefits Committee in writing all information the Company deems appropriate for the Benefits Committee to exercise its powers and duties in the administration of the Plan.

         Such information may include, but shall not be limited to, the names of all Participants, their earnings and their dates of birth, employment, termination of employment, retirement or death. Such information shall be conclusive for all purposes of the Plan and the Benefits Committee shall be entitled to rely thereon without any investigation thereof; provided, however, that the Benefits Committee may correct any errors discovered in any such information.

5.8      Availability of Reports

         The Benefits Committee shall make available, at the request of each Participant and spouse, for examination at the principal office of the Company (or at such other location as may be determined by the Benefits Committee), a copy of the Plan and such of its records, or copies thereof, as may pertain to any benefits of such Participant or spouse under the Plan.

5.9      Conflicts of Interest

         No member of the Benefits Committee may act, vote, or otherwise influence a decision of the Benefits Committee specifically relating to his benefits, if any, under the Plan.


                                   ARTICLE VI

                               GENERAL PROVISIONS

6.1      Benefits Payable by Company


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         Any Participant who may have or claim any interest in or right to any compensation, payment, or benefit payable hereunder, shall rely solely upon the unsecured promise of the Company as set forth herein for the payment thereof, and nothing herein contained shall be construed to give to or vest in the Participant or any other person now or at any time in the future, any right, title, interest, or claim in or to any specific asset, fund, reserve, account, insurance or annuity policy or contract, or other property of any kind whatever owned by the Company, or in which the Company may have any right, title, or interest, now or at any time in the future.

6.2      Effect on Other Plans

         It is agreed and understood that any benefits accrued under this Plan are in addition to any and all employee benefits to which a Participant may otherwise be entitled under any other contract, arrangement, or voluntary pension, profit sharing or other compensation plan of the Company, whether funded or unfunded, and that this Plan shall not affect or impair the rights or obligations of the Company or a Participant under any other such contract, arrangement, or voluntary pension, profit sharing or other compensation plan.


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6.3      Amendment or Termination

         This Plan may be amended, modified, suspended, or terminated by the Board of Directors if and when it deems such action necessary, provided, however, that notwithstanding the foregoing, no such amendment, modification, suspension or termination shall reduce the benefit to which a Participant or spouse was entitled immediately prior to such amendment, modification, suspension, or termination. No Participant or spouse shall have any contractual right to future benefits otherwise payable, as of the date of such action by the Board of Directors.

6.4      Severability

         If any term or condition of the Plan shall be invalid or unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby, and shall continue in effect and application to its fullest extent.

6.5      Status of Employment

         Neither the establishment of the Plan, any provisions of the Plan, nor any action of the Benefits Committee shall be held or construed to confer upon any employee the right to a continuation of employment by the Company. Subject to any applicable employment contract, the Company reserves the right to dismiss any employee, or otherwise deal with any employee to the same extent as though the Plan had not been adopted.

6.6      Payments to Incompetents

         If the Benefits Committee determines that a Participant or spouse is unable to care for his affairs because of illness or accident, or is a minor, any benefit due such Participant or


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         beneficiary may be paid to his spouse, child, parent, or any other person deemed by the Benefits Committee to have incurred expense for such Participant or beneficiary (including a duly appointed guardian, committee, or other legal representative), and any such payment shall be a complete discharge of the Company's obligation hereunder.

6.7      Governing Law

         The Plan shall be construed, administered, and enforced according to the laws of the State of Connecticut, except to the extent that such laws are preempted by the federal laws of the United States of America.

                  IN WITNESS WHEREOF, STANADYNE AUTOMOTIVE CORP. has caused this Plan to be adopted as of January 1, 1992.

                                                     STANADYNE AUTOMOTIVE CORP.

                                                     By:________________________


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